Vanguard Total Corporate Bond ETF
Supplement Dated November 25, 2024, to the Prospectus and Summary Prospectus
Important Announcement Concerning Vanguard Total Corporate Bond ETF

The Board of Trustees of Vanguard Scottsdale Funds (the Board) has approved a change in the investment strategy for Vanguard Total Corporate Bond ETF (the Fund).
On or about March 4, 2025, the Fund will no longer seek to obtain its exposure to the bonds held in the Bloomberg U.S. Corporate Bond Index (the Index) by investing all, or substantially all, of its assets in three underlying ETFs (Vanguard Short-Term Corporate Bond ETF, Vanguard Intermediate-Term Corporate Bond ETF, and Vanguard Long-Term Corporate Bond ETF). Rather, the Fund will seek to track the Index by investing substantially all of its assets directly in the bonds that comprise the Index.
The Fund’s investment objective, primary risks, and its target index will not change.

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